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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the use in this Registration Statement on Form SB-1 of our report included herein dated March 2, 2000 relating to the consolidated financial statements of Worldwide Data, Inc.





Kempisty & Company
Certified Public Accountants PC
New York, NY
March 16, 2000